                                                                 EXHIBIT 10.1.18
                                                                 ---------------

                            SUBSCRIPTION AGREEMENT
                            ----------------------

          THIS SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of November
                                            ---------
26, 1997, is made and entered into by and between SCOVILL HOLDINGS INC., a Delaware corporation (the "Company"), and each of the purchasers listed on the
                           -------
signature page hereof (each, a "Purchaser," and collectively, the "Purchasers").
                                ---------                          ----------

          A. The Purchasers desire to subscribe for and purchase from the Company, and the Company desires to sell to the Purchasers, Preferred Stock and Common Stock of the Company (as hereinafter defined).

          B.   Scovill Acquisition Inc., a Delaware corporation ("Acquisition"),
                                                                  -----------
a wholly owned subsidiary of the Company, is a party to a stock purchase agreement, dated as of October 10, 1997 (as amended from time to time, the "Stock Purchase Agreement"), with KSCO Acquisition Corporation, a Delaware
 ------------------------
corporation ("Target"), and its stockholders (the "Selling Stockholders"),
              ------                               --------------------
pursuant to which the Selling Stockholders have agreed to sell, and Acquisition has agreed to purchase, all of the outstanding capital stock of Target.

          IN CONSIDERATION of the foregoing and of their mutual covenants set forth in this Agreement, the parties hereby agree as follows:

          1.   Definitions.  As used in this Agreement, the following terms
               -----------
shall have the meanings set forth below:

          Affiliate has the meaning set forth in the Stockholders Agreement.
          ---------

          Common Stock means the common stock, par value $0.0001 per share, of
          ------------
the Company.

          Exchange Act means the Securities Exchange Act of 1934, as amended,
          ------------
and the rules and regulations in effect from time to time thereunder.

          Investor has the meaning set forth in the Stockholders Agreement.
          --------

          Permitted Transferee has the meaning set forth in the Stockholders
          --------------------
Agreement.

          Person means any individual, corporation, partnership, joint venture,
          ------
association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Preferred Stock means the Series B Preferred Stock, par value $0.0001
          ---------------
per share, of the Company, having the preferences, privileges and rights set forth in the Certificate of Designation therefor, the form of which is attached hereto as Annex I.
          -------

          Purchased Shares has the meaning set forth in Section 2(a).
          ----------------

          Purchase Price means $9.90 per share of Preferred Stock and $0.10 per
          --------------
share of Common Stock.

          Registrable Securities has the meaning set forth in the Stockholders
          ----------------------
Agreement.

          Securities Act means the Securities Act of 1933, as amended, and the
          --------------
rules and regulations in effect from time to time thereunder.

          SEC means the Securities and Exchange Commission.
          ---

          Stockholders Agreement means the Stockholders Agreement dated as of
          ----------------------
even date herewith among the Company and the Investors (as defined therein) from time to time.

          Shares means the Purchased Shares and any and all shares of capital
          ------
stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Purchased Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

          2.   Subscription for and Acquisition of Purchased Shares. Each
               ----------------------------------------------------
Purchaser, severally and not jointly, and the Company agree as follows:

          (a)  Subscription for Purchased Shares: Purchase Price.  Upon the
               -------------------------------------------------
terms and subject to the conditions hereinaf-
ter set forth, such Purchaser hereby subscribes for and shall purchase, and the Company shall issue and sell to such Purchaser, the number of shares of Preferred Stock and Common Stock set forth below such Purchaser's signature on the signature pages hereof (collectively, the "Purchased Shares") at the
                                               ----------------
Purchase Price in cash.

          (b)  Closing.  The closing (the "Closing") of the purchase and sale of
               -------                     -------
the Purchased Shares shall take place simultaneously with the closing under the Stock Purchase Agreement at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York, or at such other place as the parties hereto shall mutually agree. At the Closing, (i) the Company shall deliver to such Purchaser a certificate or certificates representing its Purchased Shares, as subscribed for by such Purchaser, (ii) such Purchaser shall deliver or cause to be delivered to the Company the aggregate Purchase Price for such Purchaser's Purchased Shares, as subscribed for by such Purchaser, in immediately available funds and (iii) such Purchaser shall execute and deliver a counterpart of the Stockholders Agreement.

          (c)  Legend.  Each certificate representing the Shares shall bear
               ------
substantially the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 26, 1997, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF SCOVILL HOLDINGS INC. (TOGETHER, WITH ITS SUCCESSORS, THE "COMPANY") AND MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON REQUEST.

          (d)  Blue Sky Compliance.  The Company shall comply with all state or
               -------------------
foreign securities or "blue sky" laws which might be applicable to the sale to such Purchaser of its Purchased Shares hereunder, and such Purchaser agrees to provide the Company with such information, and cooperate with such filings, as may be required in connection with such compliance. In no event may any Purchaser's Purchased Shares be issued to such Purchaser unless such laws have been complied with to the satisfaction of counsel to the Company.

          3.   Representations and Warranties and Other Agreements of Each
               -----------------------------------------------------------
Purchaser.
---------

          (a)  Representations and Warranties.  Each Purchaser represents and
               ------------------------------
warrants that:

          (i) Such Purchaser is acquiring its Purchased Shares for investment for such Purchaser's own account and will not sell or otherwise dispose of any Shares except in compliance with the Stockholders Agreement, the Securities Act and any other applicable law.

         (ii) Such Purchaser will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any Shares unless such transfer, sale, assignment, pledge, hypothecation or other disposition complies with the provisions of this Agreement and the Stockholders Agreement and (x) the transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to an effective registration statement under the Securities Act and under all applicable state or foreign securities or "blue sky" laws, or (y) such Purchaser shall have furnished the Company with an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and under all applicable state or foreign securities or "blue sky" laws.

        (iii) Such Purchaser has been advised by the Company that: (A) neither the offer nor sale of any Purchased Shares has been registered under the Securities Act or any state or foreign securities or "blue sky" laws; (B) the Purchased Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that the Purchased Shares must be held indefinitely and such Purchaser must continue to bear the economic risk of the investment in its Purchased Shares unless the offer and sale of its Purchased Shares is subsequently registered under the Securities Act and all applicable state or foreign securities or "blue sky" laws or an exemption from such registration is available; (C) it is not anticipated that there will be any public market for the Shares in the foreseeable future; (D) when and if the Shares may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule; (E) if the Rule 144 exemption is not available, public offer or sale of any Shares without registration will require the availability of another exemption under the Securities Act; (F) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares; and (G) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such stock transfer agent.

         (iv) Such Purchaser is not acquiring its Purchased Shares as an agent or otherwise for any other Person.

          (v) Such Purchaser is an "accredited investor" as defined in the Securities Act and has such knowledge, skill and experience in business, financial and investment matters so that the Purchaser is capable of evaluating the merits, risks and consequences of an investment in the Shares and is able to bear the economic risk of loss of this investment.

         (vi) Such Purchaser has duly and validly executed and delivered this Agreement.

        (vii) This Agreement constitutes, and the Stockholders Agreement will, when executed as contemplated herein, constitute, valid, binding and enforceable agreements of the Purchaser except as enforceability may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditor's rights generally and (y) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

       (viii) The execution, delivery and performance by such Purchaser of this Agreement and the Stockholders Agreement do not and will not (a) constitute or result in a breach of or default (or an event which, with notice or lapse of time, or both, has the potential of constituting a default) under any agreement to which such Purchaser is a party, (b) violate any law binding upon such Purchaser or (c) require the consent of any third party.

          (b)  Dispositions.  If any Shares are to be disposed of by such
               ------------
Purchaser in accordance with Rule 144 under the Se-curities Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company, at or prior to the time of such disposition, such documentation as the Company may reasonably request in connection with such disposition and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the SEC.

          (c)  No Sale During Offering.  If any shares of capital stock (or
               -----------------------
securities exchangeable or convertible into or exercisable for capital stock) of the Company are offered to the public pursuant to an effective registration statement under the Securities Act, such Purchaser may not, without the consent of the Company, offer, sell, transfer or otherwise dispose of, including pursuant to Rule 144 under the Securities Act, any of the Shares, and such Purchaser shall use his best efforts not to effect any such offer, sale, transfer or other disposition of any other capital stock of the Company or of any security exchangeable or convertible into or exercisable for any other capital stock of the Company (in each case, other than securities covered by such registration statement) within 30 days prior to, or within 180 days after, the effective date of such registration statement.

          4.   Representations and Warranties and Other Agreements of the
               ----------------------------------------------------------
Company.
-------

          (a)  Representations and Warranties.  The Company represents and
               ------------------------------
warrants to each Purchaser that:

          (i) Each of the Company, Target and Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (ii) The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Company.

        (iii) This Agreement constitutes, and the Stockholders Agreement will, when executed as contemplated herein, constitute, valid, binding and enforceable agreements of the Company, except as such enforceability may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and (y) general principles of eq-uity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (iv) The execution, delivery and performance by the Company of this Agreement and the Stockholders Agreement do not and will not (a) constitute or result in a breach of or a default (or an event which, with notice or lapse of time, or both, has the potential of constituting a default) under any charter document or By-laws of the Company or Target, as the case may be, (b) violate any law binding upon the Company or Target, as the case may be, or (c) require the consent of any third party or governmental agency.

          (v) The Purchased Shares, upon issuance by the Company following receipt of the consideration provided for herein, will be duly authorized, validly issued, fully paid and non-assessable.

         (vi) Assuming the accuracy of the representations set forth in Section 3 hereof, the offer and sale of the Purchased Shares is exempt from the registration requirements of the Securities Act.

        (vii) The authorized capital stock of the Company consists solely of 6,000,000 shares of Preferred Stock, par value $0.0001 per share, 200,000 shares of Series A Cumulative Redeemable Exchangeable Preferred Stock, par value $0.0001 per share (the "Senior Preferred Stock"), 10,000,000 shares
                                   ----------------------
     of undesignated preferred stock, par value $0.0001 per share and 6,000,000 shares of Common Stock, par value $0.0001 per share. On the Closing Date, after giving effect to the sale and issuance of the Purchased Shares, the Company will have outstanding no shares of capital stock other than 100,000 shares of Senior Preferred Stock, all of which will be duly authorized, validly issued, fully paid and nonassessable, and the Purchased Shares.

          (b)  Exchange Act Reports.  If the Company shall, at any time, file a
               --------------------
registration statement with respect to Common Stock or Preferred Stock or both pursuant to the requirements of Section 12 of the Exchange Act or of the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act, to the extent required from time to time to enable the Purchasers to sell Shares of Common Stock or Preferred Stock or both, subject to the terms of the Stockholders Agreement, without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Notwithstanding anything to the contrary contained in this subsection 4(b), the Company may deregister Common Stock or Preferred Stock or both under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act. The Company will, at the request of any holder of Registrable Securities, upon receipt from such holder of a certificate certifying (i) that such holder has held such Registrable Securities for a period of not less than two (2) consecutive years, (ii) that such holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, and
(iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

          (c)  Notification of Changes.  Such Purchaser shall notify the Company
               -----------------------
upon the occurrence of any event prior to Closing which would cause any representation or warranty of such Purchaser contained in this Agreement to be false or incorrect.

          5.   Conditions to Performance.
               -------------------------

          (a)  Conditions to the Company's Obligations.  The Company's
               ---------------------------------------
obligations to issue to any Purchaser its Purchased Shares hereunder are subject to the performance by such Purchaser at or prior to the Closing of all of the agreements of the Purchaser contemplated to be performed hereunder at or prior to the Closing and to the satisfaction at or prior to the Closing of the following further conditions: (i) the representations and warranties of such Purchaser contained in Section 3 hereof shall be true and correct as of the Closing and (ii) the Closing (as defined in the Purchase Agreement) shall have occurred and all documents contemplated to be executed and delivered by the parties in connection therewith shall have been so executed and delivered.

          (b)  Conditions to the Purchaser's Obligations.  The obligations of
               -----------------------------------------
each Purchaser to deliver the purchase price for its Purchased Shares, as contemplated in subsection 2(a) and subsection 2(b), and to execute and deliver the Stockholders Agreement are subject to the performance by the Company at or prior to the Closing of all of the agreements of the Company contemplated to be performed hereunder at or prior to the Closing and to the satisfaction at or prior to the Closing of the following further conditions: (i) the representations and warranties of the Company contained in Section 4 hereof shall be true and correct as of the Closing and (ii) the Closing (as defined in the Purchase Agreement) shall have occurred.

          6.   Survival.  The representations and warranties of the parties set
               --------
forth in this Agreement shall survive the Closing.

          7.   Termination of Agreement.
               ------------------------

          (a)  Termination of Purchase Agreement.  This Agreement shall
               ---------------------------------
terminate upon any termination prior to the Closing of the Purchase Agreement.

          (b)  Termination by Purchaser.  The Purchaser shall have the right to
               ------------------------
terminate this Agreement, upon written notice to the Company, at any time after December 31, 1997, in the event the Closing shall not have occurred.

          8.   Binding Effect.  The provisions of this Agreement shall be
               --------------
binding upon and shall inure to the benefit of the parties hereto and the heirs, successors and assigns of the parties hereto. No transfer of any Shares shall be valid unless the transferee thereof shall have assumed the obligations of its transferor under this Agreement with respect to such Shares in a written instrument delivered to the Company.

          9.   Assignment.  The Purchaser shall not assign any rights under this
               ----------
Agreement without the prior written consent of the Company. Any purported assignment of rights hereunder by the Purchaser which has not been consented to by the Company shall be void.

          10.  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          11.  Invalidily of Provisions.  The invalidity or unenforceability of
               ------------------------
any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          12.  Headings; Execution in Counterparts.  The headings and captions
               -----------------------------------
contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

          13.  Notices.  All notices and other communications provided for
               -------
herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid and when received if delivered otherwise, to the party to whom it is directed:

          (a)  If to the Company, to it at the following address:

               SCOVILL HOLDINGS INC.
               c/o Saratoga Partners III, L.P.
               535 Madison Avenue
               New York, NY  10022
               Attn:  Christian L. Oberbeck

          with a copy to:

               Cahill Gordon & Reindel
               80 Pine Street
               New York, New York 10005-1702
               Attn:  Robert Usadi, Esq.

          (b) If to any Purchaser, to such Purchaser at the address listed on the signature page below such Purchaser's name or at such other address as such party shall have specified by notice in writing to the other party in accordance with this Section 13.

          14.  Amendment.  This Agreement may not be amended, modified or
               ---------
supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by each Purchaser affected, on the one hand, and the Company on the other hand. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

          1.   Integration.  The parties agree that this Agreement and the
               -----------
Stockholders Agreement contain the entire under-standing among the parties hereto relating to the matter hereof.

          15.  Third Party Beneficiaries. Nothing expressed or implied in this
               -------------------------
Agreement is intended or shall be construed to confer upon or give to any third party any rights or remedies against any party hereto.

          IN WITNESS WHEREOF, each Purchaser and the Company have executed this Agreement as of the date first above written.

                              "COMPANY"

                              SCOVILL HOLDINGS INC.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              "PURCHASERS"

                              SARATOGA PARTNERS III, L.P.

                              By:  DR Associates IV, L.P.
                                   its General Partner

                              By:  Dillon, Read Inc.,
                                   its General Partner

                              By:  _____________________________________________
                              Name:
                              Title:

                              Number of shares to be purchased by above
                              Purchaser:

                              Preferred Stock:
                              Common Stock:

                              Name in which shares should be registered (if different from the name of the Purchaser)


                              Registered address:

                              535 Madison Avenue
                              New York, New York  10022
                              Attention: Christian L. Oberbeck,
                              Managing Director
                              Telephone:  (212) 906-7350
                              Telecopier: (212) 750-3343

                              MOORE GLOBAL INVESTMENTS, LTD.

                              By: Moore Capital Advisors, L.L.C., its general partner

                              By: ______________________________________________
                                  Name:
                                  Title:

                              Number of shares to be purchased by above
                              Purchaser:

                              Preferred Stock:
                              Common Stock:

                              Name in which shares should be registered (if different from the name of the Purchaser)


                              Registered address:

                              c/o Moore Capital Management Inc.
                              1251 Avenue of the Americas
                              53rd Floor
                              New York, New York  10020
                              Attention:
                              Telephone:
                              Telecopier:

                              REMINGTON INVESTMENT STRATEGIES, L.P.

                              By: Moore Capital Advisors, L.L.C., its general partner

                              By: ______________________________________________
                                  Name:
                                  Title:

                              Number of shares to be purchased by above
                              Purchaser:

                              Preferred Stock:
                              Common Stock:

                              Name in which shares should be registered (if different from the name of the Purchaser)


                              Registered address:

                              c/o Moore Capital Management Inc.
                              1251 Avenue of the Americas
                              53rd Floor
                              New York, New York  10020
                              Attention:
                              Telephone:
                              Telecopier:

                              WLD PARTNERS, LTD.

                              By:  WLD Partners GP, Inc., its
                                           General Partner

                              By: ______________________________________________
                                  Name:  David W. Horvitz
                                  Title:  Vice President

                              Number of shares to be purchased by above
                              Purchaser:

                              Preferred Stock: 400,000
                              Common Stock: 400,000

                              Name in which shares should be registered (if different from the name of the Purchaser)


                              Registered address:

                              WLD Partners, Ltd.
                              Las Olas Centre
                              450 East Las Olas Boulevard
                              Suite 900
                              Fort Lauderdale, FL 33301
                              Attention: Ron Adelhelm
                              Telephone: (954) 523-7771
                              Telecopier: (954) 760-9845

                              BROWN UNIVERSITY THIRD CENTURY FUND

                              By:  Saratoga Partners III, L.P.,
                                   its Attorney-in-Fact

                              By:  DR Associates IV, L.P., its
                                   General Partner

                              By:  Dillon, Read Inc., its
                                   General Partner

                              By: ______________________________________________
                                  Name:  Christian L. Oberbeck
                                  Title: Attorney-in-Fact

                              Number of shares to be purchased by above
                              Purchaser:

                              Preferred Stock: 100,000
                              Common Stock: 100,000

                              Name in which shares should be registered (if different from the name of the Purchaser)


                              Registered address:

                              c/o Saratoga Partners III, L.P.
                              535 Madison Avenue
                              New York, New York  10022
                              Attention: Christian L. Oberbeck
                              Telephone: (212) 906-7350
                              Telecopier: (212) 750-3343

                              SARATOGA PARTNERS III, C.V.

                              By:  Selinus Corporation III,
                                   N.V., its General Partner

                              By:  Curacao Corporation Company
                                   N.V., its Managing Director

                              By:______________________________________________
                                 Name:  J.F.M. Horsten
                                 Title: Attorney-in-Fact

                              By:______________________________________________
                                 Name:  S.H.P. Crijns
                                 Title: Managing Director


                              Number of shares to be purchased by above
                              Purchaser:

                              Preferred Stock: 320,914
                              Common Stock: 320,914

                              Name in which shares should be registered (if different from the name of the Purchaser)


                              Registered address:

                              c/o Curacao International Trust
                              Company, N.V.
                              De Ruyterkade 62
                              P.O. Box 812
                              Curacao, Netherlands Antilles
                              Attn: J.F.M. Horsten
                              Telephone:  011-599-9-732-2555
                              Telecopier: 011-599-9-732-2500